Exhibit 4
SPECIMEN OF COMMON STOCK CERTIFICATE

[________]NUMBER
 Shares[________]
 AUTHORIZED COMMON STOCK 20,000,000 SHARES NO PAR VALUE. NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO COMMON STOCK CUSIP
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

 THIS CERTIFIES THAT

IS THE RECORD HOLDER OF _____SHARES OF CytoDyn COMMON STOCK TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:                                        [SEAL OF CytoDyn]

        Al Allen
       ----------------------
        Al Allen, President

       Corinne Allen
       -----------------------
       Corinne Allen, Secretary


 By:
 Standard Registrar and Transfer Agency
 Albuquerque, New Mexico

This Certificate is not valid unless countersigned by the Transfer Agent.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) , or a trust company.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ____Custodian____ TEN ENT - as tenants by the entireties

(Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as

Act
________________________ tenants in common
   (State)
Additional abbreviation may also be used though not in above list.

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FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE
INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -
________________________________________________________________________________

________________________________________________________________________________
  (Please print or typewrite name and address including zip code of assignee)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

______ ___ _________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
 Dated, ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.